Exhibit 10.8

FIRST AMENDMENT

TO

AMENDED AND RESTATED LOCK-UP AGREEMENT

This First Amendment (this “First Amendment”) to Amended and Restated Lock-Up Agreement (the “Restated Original Lock-Up Agreement”), dated as of May 31, 2007, is by and among New World Brands, Inc., a Delaware corporation (the “Company”), Qualmax, Inc., a Delaware corporation (“Qualmax”), M. David Kamrat, an individual (“D. Kamrat”), Jane Kamrat, an individual (“J. Kamrat”), Noah Kamrat, an individual (“N. Kamrat”), Tracy Habecker, an individual (“T. Habecker” and together with D. Kamrat, J. Kamrat and N. Kamrat the “Kamrat Family”, and together with the Kamrat Family and Qualmax, the “Qualmax Holders”), Dr. Selvin Passen, an individual (“Dr. Passen”), Oregon Spirit, LLC, a Nevada limited liability company (“Oregon Spirit”), P&S Spirit, LLC, a Nevada limited liability company (“P&S” and together with Dr. Passen and Oregon Spirit, the “P&S Holders”).  All capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Restated Original Lock-Up Agreement.

RECITALS:

WHEREAS, on December 29, 2006, the parties entered into an Amended and Restated Lock-Up Agreement;

WHEREAS, the parties recognize with extreme sadness the passing of Sylvia Passen on March 14, 2007, and the shares of stock of the Company previously owned by Selvin and Sylvia Passen, TBTE, are now owned by Dr. Passen; and

WHEREAS, in relation to that First Amendment to Amended and Restated Stock Subscription and Share Transfer Agreement of even date herewith among the Company and P&S Spirit, the parties desire to amend the Restated Original Lock-Up Agreement as provided herein.

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereto desire to amend the Restated Original Lock-Up Agreement to reflect the aforementioned and certain other changes thereto as set forth herein:

1.           Section 4 of the Restated Original Lock-Up Agreement shall be deleted in its entirety and replaced with the following: “This Agreement shall terminate on the earlier to occur of: (a) the mutual agreement by the Qualmax Representatives and the P&S Representatives hereto; and (b) December 31, 2008.”

2.           By execution of this First Amendment, all of the parties to this First Amendment acknowledge that P&S is contemplating transferring a portion of the membership interests of P&S to Mark S. Kahan and agree that the transfer of such interests, if it occurs, shall be permitted notwithstanding anything to the contrary in the Restated Original Lock-Up Agreement as amended by this First Amendment, and all of the parties to this First Amendment waive any right that any of them may have to object to such transfer.

3.           The reference to “Selvin and Sylvia Passen, TBTE” in the definition of “Company Shares” shall be replaced with “Dr. Passen”.

4.           Except as specifically amended hereby, the Restated Original Lock-Up Agreement is hereby ratified and confirmed in all respects and shall remain in full force and effect.

5.           To the extent of any inconsistency between the terms of the Restated Original Lock-Up Agreement and this First Amendment, the terms of this First Amendment will control.  Each reference in the Restated Original Lock-Up Agreement to “this Agreement,” “herein,” “hereunder” or words of similar import shall be deemed to be a reference to the Restated Original Lock-Up Agreement as amended by this First Amendment, and the Restated Original Lock-Up Agreement as so amended shall be read as a single, integrated document.

6.           This First Amendment may be executed in two or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.  Facsimile transmission of any signed original counterpart and/or retransmission of any signed facsimile transmission shall be deemed the same as the delivery of an original.  The introductory Recitals are incorporated into and made a substantive part of this First Amendment.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have executed this First Amendment as of the day and year first above written.

                    COMPANY:

                    NEW WORLD BRANDS, INC.

                    By: /s/ M. David Kamrat
                    Name: M. David Kamrat
                    Title: CEO

                    QUALMAX HOLDERS:

                    QUALMAX, INC.

                    By: /s/ M. David Kamrat
                    Name: M. David Kamrat
                    Title: CEO

                    /s/ M. DAVID KAMRAT
                    M. DAVID KAMRAT

                    /s/ NOAH KAMRAT
                    NOAH KAMRAT

                    /s/ JANE KAMRAT
                    JANE KAMRAT

                    /s/ TRACY HABECKER
                    TRACY HABECKER

[signatures continued]

                    P&S HOLDERS:

                    P&S SPIRIT, LLC

                    By: /s/ Selvin Passen, M.D.
                    Name: Selvin Passen, M.D.
                    Title: Manager

                    SELVIN PASSEN, M.D.

                    By: /s/ Selvin Passen, M.D.
                    Selvin Passen, M.D.

                    OREGON SPIRIT, LLC

                    By: /s/ Selvin Passen, M.D.
                    Name: Selvin Passen, M.D.
                    Title:   Manager

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